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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 1997




                            KRAUSE'S FURNITURE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-17868                 77-0310773
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   (State or Other Jurisdiction     Commission File No.       (I.R.S. Employer
       of Incorporation)                                     Identification No.)



  200 North Berry Street, Brea, California                       92821-3903
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  (Address of principal executive offices)                       (Zip Code)



                                 (714) 990-3100
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              (Registrant's telephone number, including area code)








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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Board of Directors of the Company upon the recommendation of the Audit Committee of the Board on September 19, 1997 terminated the Company's relationship with Ernst & Young LLP and engaged Arthur Anderson LLP as its new independent accountant to audit the Company's financial statements. The reports of Ernst & Young LLP on the Company's financial statements for the most recent two years ending February 2, 1997 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During this two year period and thereafter there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The Company has authorized Ernst & Young LLP to respond fully to inquiries from Arthur Andersen LLP concerning all matters relating to prior audits conducted by Ernst & Young LLP.

The Company interviewed Arthur Andersen LLP before making its decision. During this interview Company representatives sought information concerning the potential auditor's familiarity with accounting matters affecting the furniture manufacturing and furniture retail industries and the Company. No specific advice was sought. The Company did not perceive that there were any differences with regard to substantive accounting issues as between Arthur Andersen LLP and the Company's prior auditors.

The Company has supplied a copy of this disclosure to both Ernst & Young LLP and Arthur Andersen LLP and neither has indicated to the Company that it objects or disagrees with this disclosure. A copy of Ernst & Young LLP's letter addressed to the Securities and Exchange Commission in accordance with the requirements of Rule 304(a) of Regulation S-K promulgated by the Securities and Exchange Commission, indicating that Ernst & Young LLP agrees with the Company's statements in this disclosure in so far as they relate to Ernst & Young LLP or the Company's relationship with Ernst & Young LLP, is attached as Exhibit 16.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)          Financial Statements of Businesses Acquired.

                         Not applicable.

            (b)          Pro Forma Financial Information.

                         Not applicable.

            (c)          Exhibits.

                         An exhibit filed with this report is identified in the
                         Exhibit Index at Page 4.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            KRAUSE'S FURNITURE, INC.
                                           (Registrant)


Date:   September 25, 1997                   /s/ ROBERT A. BURTON
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                                            Robert A. Burton
                                            Senior Vice President and Chief
                                            Financial Officer
                                            (Principal Financial Officer and
                                            Principal Accounting Officer)






















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                                  EXHIBIT INDEX


Exhibit
  No.             Description
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   16             Letter re Change of Certifying Accountant


























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